UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2018

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

II-VI Incorporated (the “Company”) held its Annual Meeting of Shareholders on November 9, 2018 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved both the II-VI Incorporated 2018 Employee Stock Purchase Plan (the “2018 ESPP”) and the II-VI Incorporated 2018 Omnibus Incentive Plan (the “2018 Plan”).

A summary of the 2018 ESPP was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 21, 2018 (the “2018 Proxy Statement”) under the section titled “Approval of the 2018 Employee Stock Purchase Plan (Proposal 3)” and is incorporated herein by reference. The summary of the 2018 ESPP contained in the 2018 Proxy Statement is qualified in its entirety by reference to the full text of the 2018 ESPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

A summary of the 2018 Plan was included in the 2018 Proxy Statement under the section titled “Approval of the 2018 Omnibus Incentive Plan (Proposal 4)” and is incorporated herein by reference. The summary of the 2018 Plan contained in the 2018 Proxy Statement is qualified in its entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) As of September 7, 2018, the record date for the Annual Meeting (the “Record Date”), there were 63,739,579 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 59,767,121shares of the Company’s common stock, or 93.8% of the total number of shares of the Company’s common stock outstanding on the Record Date, were present in person or by proxy at the Annual Meeting.

(b) At the Annual Meeting, the Company’s shareholders elected Vincent D. Mattera, Jr., Marc Y.E. Pelaez, and Howard H. Xia as Class One Directors to serve until the Company’s 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Vincent D. Mattera, Jr.

For	Against	Abstain	Broker Non-Votes
51,768,204	452,800	389,701	7,156,416

Marc Y.E. Pelaez

For	Against	Abstain	Broker Non-Votes
48,421,750	3,423,557	765,398	7,156,416

Howard H. Xia

For	Against	Abstain	Broker Non-Votes
51,394,939	824,991	390,775	7,156,416

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) the Company’s executive compensation paid to named executive officers in the Company’s fiscal year 2018, as disclosed in the 2018 Proxy Statement (“Proposal 2”). Proposal 2 received the following votes:

2

For	Against	Abstain	Broker Non-Votes
49,568,590	2,696,580	345,535	7,156,416

At the Annual Meeting, the Company’s shareholders approved the 2018 ESPP (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
52,276,209	280,699	53,797	7,156,416

At the Annual Meeting, the Company’s shareholders approved the 2018 Plan (“Proposal 4”). Proposal 4 received the following votes:

For	Against	Abstain	Broker Non-Votes
51,061,103	1,204,284	345,318	7,156,416

At the Annual Meeting, the Company’s shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2019 (“Proposal 5”). Proposal 5 received the following votes:

For	Against	Abstain	Broker Non-Votes
58,309,670	574,620	882,831	—

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

10.1	II-VI Incorporated 2018 Employee Stock Purchase Plan.

10.2	II-VI Incorporated 2018 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: November 13, 2018	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer

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